UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 22, 2005
                                                  (July 18, 2005)



                             PEGASUS WIRELESS CORP.
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             (Exact name of registrant as specified in its charter)



    Nevada                          000-32567                  52-2273215
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(State or other jurisdiction    (Commission File           (IRS Employer
  of incorporation)                  Number)                 Identification No.)



48499 Milmont Dr., Freemont, CA                                   94538
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (510) 490-8288




   Blue Industries, Inc., 1480 Breakers West Blvd., Royal Palm Beach, FL 33401
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         (Former name or former address, if changed since last report.)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8. OTHER EVENTS

Item 8.01  Other Events

     Pegasus filed the attached press release July 18, 2005, to clarify the share exchange between Pegasus (PGWC) and Homeskills (HKLI).



SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.1 Share and Exchange Agreement, dated as of May 25, 2005, by and among the Company and Homeskills, Inc.

10.2 Share and Exchange Agreement, dated as of November 5, 2004, by and among Homeskills, Inc., and the shareholders of OTC Wireless, Inc.

14.1           Code of Ethics

16.1           Lawrence   Scharfman  &  Company  letter   regarding   change  of
               accountants

17.1           Letter of Resignation of Roger Pawson

99.1   *       July 18, 2005 press release
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*  Filed herewith



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                               PEGASUS WIRELESS CORP.

      July 22, 2005        By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO







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